EXHIBIT 7

                             AGREEMENT AMONG FILERS

      The undersigned filers (the "Filers") hereby agree as follows:

      WHEREAS, Vance, Teel & Company, Ltd. has purchased depositary units of limited partnership interest of Corporate Realty Income Fund I, L.P.; and

      WHEREAS, the Filers are obligated to file Statements on Schedule 13D with the United States Securities and Exchange Commission (the "SEC") to report their purchases of such securities;

      NOW, THEREFORE, the undersigned hereby agree that a single Statement on
Schedule 13D be filed with the SEC on behalf of each of them.


Dated: August 8, 2003                   VANCE, TEEL & COMPANY, LTD.

                                        BY:  VANCE CAPITAL CORPORATION,
                                             General Partner


                                        BY:  /s/ Robert F. Gossett, Jr.
                                             -----------------------------------
                                             Robert F. Gossett, Jr., Managing
                                             Director


Dated: August 8, 2003                   VANCE CAPITAL CORPORATION


                                        BY:  /s/ Robert F. Gossett, Jr.
                                             -----------------------------------
                                             Robert F. Gossett, Jr., Managing
                                             Director


Dated: August 8, 2003                        /s/ Robert F. Gossett, Jr.
                                             -----------------------------------
                                             Robert F. Gossett, Jr.


Dated: August 8, 2003                        /s/ Pauline G. Gossett
                                             -----------------------------------
                                             Pauline G. Gossett


Dated: August 8, 2003                        /s/ Robert F. Gossett, III
                                             -----------------------------------
                                             Robert F. Gossett, III


Dated: August 8, 2003                        /s/ F. Morgan G. Gossett
                                             -----------------------------------
                                             F. Morgan G. Gossett